UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22021
The Gabelli Healthcare & WellnessRx Trust
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Agnes Mullady
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Healthcare & WellnessRx Trust
Annual Report — December 31, 2009

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeff J. Jonas, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31, 2009, The Gabelli Healthcare & WellnessRx Trust’s (the “Fund”) net asset value (“NAV”) total return was 25.0% and the total return for the Fund’s publicly traded shares was 33.7%, compared with gains of 19.7% and 14.9% for the S&P 500 Health Care Index and the S&P 500 Consumer Staples Index, respectively. On December 31, 2009, the Fund’s NAV per share was $7.76, while the price of the publicly traded shares closed at $6.70 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Agnes Mullady
President

February 19, 2010
Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

				Since
				Inception
	Quarter	1 Year	2 Year	(06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	4.72%	24.96%	(1.29)%	(0.64)%
Investment Total Return (c)	12.98	33.73	(2.30)	(6.18)
S&P 500 Index	6.04	26.47	(10.73)	(9.23	)(d)
S&P 500 Health Care Index	9.09	19.70	(3.88)	(2.88)
S&P 500 Consumer Staples Index	5.02	14.89	(1.43)	2.22

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.

(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

Food	29.9%
Health Care Equipment and Supplies	15.8%
Health Care Providers and Services	13.4%
Pharmaceuticals	11.4%
Food and Staples Retailing	8.6%
U.S. Government Obligations	6.6%
Beverages	6.5%
Health Care Technology	3.2%
Biotechnology	2.7%
Consumer Services and Supplies	0.8%
Chemicals	0.7%
Telecommunications	0.4%

100.0%

     The Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 93.4%
	Beverages — 6.5%
45,000	Dr. Pepper Snapple Group Inc.	$1,162,935	$1,273,500
12,000	Hansen Natural Corp.†	412,587	460,800
46,000	ITO EN Ltd.	888,494	689,988
15,000	Morinaga Milk Industry Co. Ltd.	48,287	59,108
60,000	Parmalat SpA	170,079	167,983
10,000	PepsiAmericas Inc.	278,849	292,600
15,000	The Coca-Cola Co.	786,241	855,000
10,000	The Pepsi Bottling Group Inc.	355,739	375,000
250,000	Vitasoy International Holdings Ltd.	115,873	175,407

		4,219,084	4,349,386

	Biotechnology — 2.7%
11,500	Biogen Idec Inc.†	539,116	615,250
7,000	Cephalon Inc.†	492,220	436,870
12,000	Crucell NV, ADR†	225,902	242,160
12,000	Gilead Sciences Inc.†	529,622	519,360
452,000	Neose Technologies Inc.	0	4,972

		1,786,860	1,818,612

	Chemicals — 0.7%
12,000	International Flavors & Fragrances Inc.	571,938	493,680

	Consumer Services and Supplies — 0.8%
18,000	Weight Watchers International Inc.	616,179	524,880

	Food — 29.9%
15,000	Cadbury plc, ADR	776,312	770,850
40,000	Campbell Soup Co.	1,437,303	1,352,000
26,000	Danone	1,692,390	1,596,371
75,000	Dean Foods Co.†	1,491,771	1,353,000
50,000	Del Monte Foods Co.	503,345	567,000
18,000	Diamond Foods Inc.	427,512	639,720
10,000	Dole Food Co. Inc.†	118,130	124,100
25,000	Flowers Foods Inc.	532,398	594,000
20,000	General Mills Inc.	1,136,982	1,416,200
18,000	H.J. Heinz Co.	759,640	769,680
17,000	Kellogg Co.	861,718	904,400
16,000	Kerry Group plc, Cl. A	419,845	503,691
80,000	Kikkoman Corp.	938,281	974,070
49,600	Lifeway Foods Inc.†	504,432	589,248
13,000	MEIJI Holdings Co. Ltd.†	580,865	489,934
40,000	Nestlé SA	1,606,111	1,941,128
6,000	Rock Field Co. Ltd.	81,896	78,145
140,000	Smart Balance Inc.†	957,319	840,000
50,000	The Hain Celestial Group Inc.†	1,229,093	850,500
15,000	The J.M. Smucker Co.	757,913	926,250
130,000	Tingyi (Cayman Islands) Holding Corp.	175,116	321,923
44,000	Wimm-Bill-Dann Foods OJSC, ADR†	397,009	1,048,520
40,000	YAKULT HONSHA Co. Ltd.	963,651	1,206,850

		18,349,032	19,857,580

	Food and Staples Retailing — 8.6%
2,500	Chattem Inc.†	232,137	233,250
6,000	Costco Wholesale Corp.	347,483	355,020
48,000	CVS Caremark Corp.	1,671,539	1,546,080
30,000	Safeway Inc.	581,489	638,700
30,000	SUPERVALU Inc.	642,705	381,300

			Market
Shares		Cost	Value
25,000	The Great Atlantic & Pacific Tea Co. Inc.†	$187,324	$294,750
10,000	The Kroger Co.	204,000	205,300
1,000	Village Super Market Inc., Cl. A	23,378	27,320
10,000	Wal-Mart Stores Inc.	458,576	534,500
23,000	Walgreen Co.	724,814	844,560
23,000	Whole Foods Market Inc.†	385,146	631,350

		5,458,591	5,692,130

	Health Care Equipment and Supplies — 15.8%
12,000	Baxter International Inc.	667,289	704,160
8,000	Becton, Dickinson and Co.	530,993	630,880
65,000	Boston Scientific Corp.†	657,528	585,000
2,000	CareFusion Corp.†	63,741	50,020
17,000	Covidien plc	688,858	814,130
30,000	Cutera Inc.†	340,244	255,300
30,000	Greatbatch Inc.†	719,309	576,900
9,400	Henry Schein Inc.†	418,608	494,440
15,000	Hologic Inc.†	284,551	217,500
19,000	Inverness Medical Innovations Inc.†	416,343	788,690
1,000	IRIS International Inc.†	11,887	12,360
15,000	Kinetic Concepts Inc.†	824,220	564,750
5,000	Medical Action Industries Inc.†	89,640	80,300
259,000	Medical Nutrition USA Inc.†	574,322	507,640
12,000	Medtronic Inc.	604,076	527,760
42,500	Micrus Endovascular Corp.†	811,222	637,925
550,000	Northstar Neuroscience Inc.	0	11,000
16,100	Orthofix International NV†	493,407	498,617
23,000	St. Jude Medical Inc.†	939,541	845,940
4,000	Stryker Corp.	197,260	201,480
7,500	Thermo Fisher Scientific Inc.†	295,502	357,675
82,000	Vascular Solutions Inc.†	746,207	687,980
8,000	Zimmer Holdings Inc.†	458,041	472,880

		10,832,789	10,523,327

	Health Care Providers and Services — 13.4%
14,000	Aetna Inc.	703,453	443,800
17,000	Amedisys Inc.†	651,682	825,520
18,000	AmerisourceBergen Corp.	386,491	469,260
3,000	Chemed Corp.	126,720	143,910
16,000	CIGNA Corp.	489,598	564,320
169,600	Continucare Corp.†	358,318	741,152
9,000	Express Scripts Inc.†	414,609	778,050
29,091	Genoptix Inc.†	841,000	1,033,603
25,000	Healthways Inc.†	620,843	458,500
7,000	McKesson Corp.	351,998	437,500
6,000	Medco Health Solutions Inc.†	237,634	383,460
280,000	Metropolitan Health Networks Inc.†	489,278	557,200
25,000	Omnicare Inc.	799,508	604,500
13,500	Owens & Minor Inc.	501,559	579,555
14,000	PSS World Medical Inc.†	219,891	315,980
20,000	UnitedHealth Group Inc.	769,227	609,600

		7,961,809	8,945,910

	Health Care Technology — 3.2%
78,000	IMS Health Inc.	1,654,106	1,642,680
33,000	Starlims Technologies Ltd.	458,414	458,370

		2,112,520	2,101,050

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Pharmaceuticals — 11.4%
15,000	Abbott Laboratories	$789,645	$809,850
21,000	Inspire Pharmaceuticals Inc.†	81,948	115,920
40,000	Johnson & Johnson	2,395,463	2,576,400
10,000	King Pharmaceuticals Inc.†	89,350	122,700
15,000	Mead Johnson Nutrition Co., Cl. A	396,474	655,500
12,975	Merck & Co. Inc.	303,324	474,107
40,000	Mylan Inc.†	537,553	737,200
45,000	Pain Therapeutics Inc.†	372,404	241,200
24,625	Pfizer Inc.	438,169	447,929
15,000	Teva Pharmaceutical Industries Ltd., ADR	660,567	842,700
14,000	Watson Pharmaceuticals Inc.†	485,683	554,540

		6,550,580	7,578,046

	Telecommunications — 0.4%
35,000	3Com Corp.†	262,175	262,500

	TOTAL COMMON STOCKS	58,721,557	62,147,101

	WARRANTS — 0.0%
	Health Care Equipment and Supplies — 0.0%
80,907	Radient Pharmaceutical Corp., expire 03/05/11† (a)	148,405	1,155

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.6%
	U.S. Treasury Bills — 3.8%
$2,488,000	U.S. Treasury Bills,
	0.056% to 0.274%††, 02/18/10 to 05/20/10	2,487,248	2,487,330

	U.S. Treasury Cash Management Bills — 2.8%
1,875,000	U.S. Treasury Cash Management
	Bills, 0.101% to 0.162%††, 04/01/10 to 06/10/10	1,874,496	1,874,704

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,361,744	4,362,034

TOTAL INVESTMENTS — 100%		$63,231,706	66,510,290

Other Assets and Liabilities (Net)			(760,468)

NET ASSETS — COMMON SHARES (8,474,459 common shares outstanding)			$65,749,822

NET ASSET VALUE PER COMMON SHARE ($65,749,822 ÷ 8,474,459 shares outstanding)			$7.76

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of the fair valued security amounted to $1,155 or 0.00% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	80.6%	$53,630,346
Europe	12.6	8,385,903
Japan	5.3	3,498,094
Latin America	1.2	820,540
Asia/Pacific	0.3	175,407

Total Investments	100.0%	$66,510,290

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $63,231,706)	$66,510,290
Cash	148
Dividends receivable	85,925
Prepaid expense	2,774

Total Assets	66,599,137

Liabilities:
Payable for investments purchased	586,960
Payable for investment advisory fees	55,142
Payable for payroll expenses	22,137
Payable for accounting fees	11,250
Payable for shareholder communications expenses	124,986
Other accrued expenses	48,840

Total Liabilities	849,315

Net Assets applicable to 8,474,459 shares outstanding	$65,749,822

Net Assets Consist of:
Paid-in capital	$66,805,253
Accumulated net realized loss on investments and foreign currency transactions	(4,334,560)
Net unrealized appreciation on investments	3,278,584
Net unrealized appreciation on foreign currency translations	545

Net Assets	$65,749,822

Net Asset Value per Common Share:
($65,749,822 ÷ 8,474,459 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$7.76

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $8,765)	$738,352
Interest	8,318

Total Investment Income	746,670

Expenses:
Investment advisory fees	566,522
Shareholder communications expenses	232,905
Payroll expenses	88,499
Legal and audit fees	64,565
Trustees’ fees	60,125
Shareholder services fees	52,918
Accounting fees	41,250
Custodian fees	9,453
Interest expense	7
Miscellaneous expenses	40,634

Total Expenses	1,156,878

Less:
Advisory fee reduction on unsupervised assets (Note 4)	(1,066)
Custodian fee credits	(69)

Total Reductions and Credits	(1,135)

Net Expenses	1,155,743

Net Investment Loss	(409,073)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(2,115,791)
Net realized loss on foreign currency transactions	(2,022)

Net realized loss on investments and foreign currency transactions	(2,117,813)

Net change in unrealized appreciation:
on investments	15,654,893
on foreign currency translations	278

Net change in unrealized appreciation on investments and foreign currency translations	15,655,171

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	13,537,358

Net Increase in Net Assets Resulting from Operations	$13,128,285

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(409,073)	$(577,283)
Net realized loss on investments and foreign currency transactions	(2,117,813)	(2,211,900)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	15,655,171	(12,234,817)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,128,285	(15,024,000)

Distributions to Common Shareholders:
Net investment income	—	(97,110)
Net realized short-term gain	—	(326,612)

Total Distributions to Common Shareholders	—	(423,722)

Net Increase/(Decrease) in Net Assets	13,128,285	(15,447,722)
Net Assets:
Beginning of period	52,621,537	68,069,259

End of period (including undistributed net investment income of $0 and $0, respectively)	$65,749,822	$52,621,537

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
FINANCIAL HIGHLIGHTS
Selected data for a common share of beneficial interest outstanding throughout the period:

	Year Ended	Year Ended	Period Ended
	December 31, 2009	December 31, 2008	December 31, 2007 (a)
Operating Performance:
Net asset value, beginning of period	$6.21	$8.03	$8.00

Net investment income/(loss)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.60	(1.70)	0.06

Total from investment operations	1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—	(0.01)	(0.01)
Net realized short-term gain	—	(0.04)	(0.04)

Total distributions to common shareholders	—	(0.05)	(0.05)

Net Asset Value, End of Period	$7.76	$6.21	$8.03

Net asset value total return †	24.96%	(22.03)%	1.00%

Market value, end of period	$6.70	$5.01	$7.09

Total investment return ††	33.73%	(28.63)%	(10.75)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets	(0.72)%	(0.94)%	0.56	%(b)
Ratio of operating expenses to average net assets	2.04%	2.41%	1.97	%(b)
Portfolio turnover rate	55.7%	122.0%	26.7	%†††

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.

(a)	The Gabelli Healthcare & WellnessRx Trust commenced investment operations on June 28, 2007.

(b)	Annualized.
See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.
     The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$62,147,101
Level 2 — Other Significant Observable Inputs*	4,363,189

Total	$66,510,290

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investment (“SOI”). Level 2 consists of U.S. Government Obligations and Warrants. Please refer to the SOI for the industry classifications of the portfolio holdings.
     There were no Level 3 investments at December 31, 2009 or December 31, 2008.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2009, the Fund had no investments in options.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the year ended December 31, 2009, the Fund did not hold any investments in Acquired Funds.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     Concentration Risks. The Fund will invest a significant portion of its assets in companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, write-offs of net operating loss, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and the write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated net investment loss by $409,717 and decrease accumulated net realized loss on investments and foreign currency transactions by $2,105, with an offsetting adjustment to additional paid in capital.
     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended
	December 31,
	2009	2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$—	$423,722

Total distributions paid	$—	$423,722

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(3,501,073)
Net unrealized appreciation on investments and foreign currency translations	2,445,642

Total	$(1,055,431)

     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $3,501,073 which are available to reduce future required distributions of net capital gains to shareholders. $1,540,875 is available through 2016; and $1,960,198 is available through 2017.
     At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation

Investments	$64,065,193	$7,201,560	$(4,756,463)	$2,445,097
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $44,673 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $41,250 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009, the Fund accrued $88,499 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $1,066.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $33,909,276 and $28,745,312, respectively.
6. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2009, and December 31, 2008, the Fund did not have any transactions in shares of beneficial interest.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Gabelli Healthcare & WellnessRx Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Healthcare & WellnessRx Trust (hereafter referred to as the “Trust”) at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Healthcare & WellnessRx Trust at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
	Office and	Complex
Name, Position(s)	Length of	Overseen by	Principal Occupation(s)	Other Directorships
Address[1] and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:
Mario J. Gabelli Trustee and Chief Investment Officer Age: 67	Since 2007***	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT TRUSTEES [5]:
Thomas E. Bratter Trustee Age: 70	Since 2007**	4	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—
Anthony J. Colavita Trustee Age: 74	Since 2007*	34	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 71	Since 2007**	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	—
Vincent D. Enright Trustee Age: 66	Since 2007***	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)
Robert C. Kolodny, MD Trustee Age: 65	Since 2007*	2	Physician; Principal of KBS Management LLC (investment adviser) since 2006; General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., KBS Global Opportunities, L.P. and KBS VII Limited Partnership (private investment partnerships) since 1981; Medical Director and Chairman of the Board of the Behavioral Medicine Institute since 1983	—
Anthonie C. van Ekris Trustee Age: 75	Since 2007***	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Trustee Age: 64	Since 2007*	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology) Director of Trans-Lux Corporation (business services)

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert Secretary Age: 58	Since 2007	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 43	Since 2007	Vice President of The Gabelli Equity Trust Inc. since 2000, Vice President of The Gabelli Dividend & Income Trust since 2003, The Gabelli Global Gold, Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006; Vice President of Gabelli Funds, LLC since 1996

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2007	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Agnes Mullady President and Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

David I. Schachter Vice President Age: 56	Since 2007	Vice President of The Gabelli Utility Trust since 1999, The Gabelli Global Utility & Income Trust since 2004, The Gabelli Global Deal Fund since 2006; Vice President of Gabelli & Company, Inc. since 1999

Adam E. Tokar Assistant Vice President & Ombudsman Age: 29	Since 2007	Assistant Vice President of the Fund since 2007; Portfolio Administrator for GAMCO Asset Management, Inc. 2003 through 2006

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	— Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Historical Distribution Summary
Common Shares

		Short-Term
	Investment	Capital	Total
	Income (a)	Gains (a)	Distributions
2009	—	—	—
2008	$0.0114	$0.0386	$0.0500
2007	0.0115	0.0385	0.0500

(a)	Taxable as ordinary income for federal tax purposes.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
The Annual Meeting of The Gabelli Healthcare & WellnessRx Trust’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) to automatically reinvest dividends. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Healthcare & WellnessRx Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI HEALTHCARE & WELLNESSRx TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees	Officers

Mario J. Gabelli, CFA Chairman & Chief Executive Officer, GAMCO Investors, Inc.	Bruce N. Alpert Secretary

Dr. Thomas E. Bratter President & Founder, John Dewey Academy	Carter W. Austin Vice President

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Peter D. Goldstein Chief Compliance Officer

James P. Conn Former Managing Director & Chief Investment Officer, Financial Security Assurance Holdings Ltd.	Agnes Mullady President & Treasurer

Vincent D. Enright Former Senior Vice President & Chief Financial Officer, KeySpan Corp.	David I. Schachter Vice President

Robert C. Kolodny, MD Physician, Principal of KBS Management LLC	Adam E. Tokar Assistant Vice President & Ombudsman

Anthonie C. van Ekris Chairman, BALMAC International, Inc.	Investment Adviser Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

Salvatore J. Zizza Chairman, Zizza & Co., Ltd.	Custodian The Bank of New York Mellon

Counsel Willkie Farr & Gallagher LLP

Transfer Agent and Registrar Computershare Trust Company, N.A.

	Stock Exchange Listing	Common
	NYSE—Symbol:	GRX
	Shares Outstanding:	8,474,459
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI HEALTHCARE & WELLNESS[Rx] TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GRX Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,900 for 2008 and $30,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 for 2008 and $3,250 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     - Operations
     - Legal Department

     - Proxy Department
     - Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

- Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
- Stock split

- Stock option or other executive compensation plan

- Finance growth of company/strengthen balance sheet

- Aid in restructuring

- Improve credit rating

- Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGERS
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of Gabelli Healthcare & WellnessRx Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst upon earning an MBA from Columbia Business School. Mr. Dryer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.
Mr. Jeffrey J. Jonas, CFA joined Gabelli & Company, Inc. in 2003 as a research analyst. Prior to his appointment as Associated Portfolio Manager of the Healthcare Trust, Mr. Jonas served as co-portfolio manager of GAMCO Medical Opportunities LP. Mr. Jonas was a Presidential Scholar at Boston College where he received a BS in finance and management information systems.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

					No. of	Total Assets
					Accounts	in Accounts
					where	where
Name of Portfolio		Total			Advisory Fee	Advisory Fee
Manager or	Type of	No. of Accounts	Total		is Based on	is Based on
Team Member	Accounts	Managed	Assets		Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	12.8	B	6	3.9	B

	Other Pooled Investment Vehicles:	15	382.9	M	14	349.9	M

	Other Accounts:	1,840	10.6	B	6	1.2	B

2. Kevin Dreyer	Registered Investment Companies:	2	2.1	B	0	0

	Other Pooled Investment Vehicles:	0	0		0	0

	Other Accounts:	1	1.0	K	0	0

3. Jeff Jonas	Registered Investment Companies:	0	0		0	0

	Other Pooled Investment Vehicles:	0	0		0	0

	Other Accounts:	1	488.1	K	0	0
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.
PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI
The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli, Kevin Dreyer, and Jeff Jonas owned $500,001 to $1,000,000, $0 and $10,001-$50,000, respectively, of shares of the Trust as of December 31, 2009.
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/09 through 07/31/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

Month #2 08/01/09 through 08/31/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #3 09/01/09 through 09/30/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

Month #4 10/01/09 through 10/31/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

Month #5 11/01/09 through 11/30/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

Month #6 12/01/09 through 12/31/09	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 8,474,459 Preferred – N/A

Total	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal Financial Officer
Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.